SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 15, 2004

GAMETECH INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23401	33-0612983

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Sandhill Road, Reno, Nevada 89521

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (775) 850-6000

GAMETECH INTERNATIONAL, INC.

FORM 8-K

CURRENT REPORT

ITEM 9.	REGULATION FD DISCLOSURE.

GameTech International, Inc. (the “Company”) is furnishing this Report on Form 8-K pursuant to Regulation FD in connection with the disclosure of information in the form of the textual information from a slide show presentation to be given on April 15 and thereafter.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section. This Report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Exhibit 99.1	GameTech International Presentation April 15, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2004	GAMETECH INTERNATIONAL, INC.

By: /s/ John Hewitt John Hewitt Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	GameTech International Presentation April 15, 2004.